UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 20, 2026, at the 2026 Annual Meeting of Shareholders of Pixelworks, Inc. (the "Company"), the Company’s shareholders approved an amendment and restatement of the Company’s Amended and Restated 2006 Stock Incentive Plan (the “Restated Plan”), which had been adopted by the Company’s Board of Directors on April 14, 2026. The primary reason for the proposal was to increase the maximum number of shares authorized for issuance under the Restated Plan by 300,000 shares to 2,940,278 shares. The foregoing share increase was the only substantive change made in the Restated Plan.

The Restated Plan authorizes awards of stock-based compensation to directors, officers, key employees, and consultants. The material terms of the Restated Plan are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2026, under the heading “PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN” which is incorporated herein by reference. The descriptions of the Restated Plan contained herein and in the definitive proxy statement do not purport to be complete and are qualified in their entirety by reference to the Restated Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Shareholders on May 20, 2026 by telephone. The following is a brief description of the matters voted on at the Annual Meeting , which are more fully described in the Company's definitive proxy statement filed with the SEC on April 17, 2026, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes:

The following nominees were elected to serve on the board of directors until the next annual meeting or until their successors are duly elected or qualified by the votes indicated below:

Nominee	For	Withheld	Broker non-votes
Todd A. DeBonis	2,111,467	221,501	1,970,855
Dean W. Butler	2,111,481	221,487	1,970,855
Douglas J. Darrow	2,111,511	221,457	1,970,855
C. Scott Gibson	2,052,816	280,152	1,970,855
Daniel J. Heneghan	2,035,246	297,722	1,970,855

The proposal to approve an amendment and restatement of the Company's Amended and Restated 2006 Stock Incentive Plan was approved and received the following votes:

For	Against	Abstain	Broker non-votes
2,088,917	226,671	17,380	1,970,855

The proposal to approve, on an advisory basis, the executive compensation of the Company's named executive officers was approved and received the following votes:

For	Against	Abstain	Broker non-votes
2,089,858	233,448	9,662	1,970,855

The proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved and received the following votes:

For	Against	Abstain
4,243,044	57,853	2,926

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Pixelworks, Inc. Amended and Restated 2006 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	May 20, 2026	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer